CREDIT SUISSE TRUST

Commodity Return Strategy Portfolio

(the “Portfolio”)

Supplement to the Summary Prospectus, Statutory Prospectus and Statement of Additional Information (“SAI”), each dated May 1, 2024

Certain of the Portfolio’s service providers have changed and the Portfolio’s Summary Prospectus, Prospectus and SAI, as applicable, are amended, as described below:

Effective May 1, 2024, Credit Suisse Asset Management, LLC (“Credit Suisse”) merged into UBS Asset Management (Americas) LLC (“UBS AM (Americas)”), with UBS AM (Americas) as the surviving entity, and UBS AM (Americas) became the investment manager to the Portfolio. References to Credit Suisse Asset Management, LLC or Credit Suisse, as the investment manager to the Portfolio, in the Portfolio’s Summary Prospectus, Prospectus and SAI are deleted and replaced with references to UBS Asset Management (Americas) LLC or UBS AM (Americas), as the context requires.

Effective May 1, 2024, UBS Asset Management (US) Inc. (“UBS AM (US)”) replaced Credit Suisse Securities (USA) LLC (“CSSU”) as the Portfolio’s distributor. References to Credit Suisse Securities (USA) LLC or CSSU, as the distributor to the Portfolio, in the Portfolio’s Prospectus and SAI are deleted and replaced with references to UBS Asset Management (US) Inc. or UBS AM (US), as the context requires.

On April 23, 2024, the Board of Trustees (the "Board") of the Portfolio approved the dismissal of PricewaterhouseCoopers LLP ("PwC") as the independent registered public accounting firm for the Portfolio, due to PwC's ceasing to be deemed an independent registered public accounting firm with respect to the Portfolio after April 30, 2024. The Board's decision to approve the dismissal of PwC was recommended by the Audit Committee of the Board. References to PricewaterhouseCoopers LLP or PwC, as the independent registered public accounting firm of the Portfolio, in the Portfolio’s SAI are deleted.

The section of the Prospectus entitled “Recent Events Related to the Portfolio” is deleted in its entirety and replaced with the following:

Recent Events Related to the Portfolio

On June 12, 2023 (the “Closing Date”), Credit Suisse Group AG (“CS Group”) merged with and into UBS Group AG, a global financial services company (“UBS Group”), with UBS Group remaining as the surviving company (the “Transaction”), pursuant to a definitive merger agreement signed on March 19, 2023. CS Group was the ultimate parent company of Credit Suisse Asset Management, LLC (“CSAM”), the portfolio’s previous investment manager, and Credit Suisse Securities (USA) LLC (“CSSU”), the portfolio’s previous distributor. As a result of the Transaction, each of CSAM and CSSU became an indirect wholly-owned subsidiary of UBS Group.

The closing of the Transaction was deemed to result in an assignment of the portfolio’s investment advisory agreement with CSAM, resulting in the automatic termination of such agreement as of the Closing Date. The portfolio’s Board of Trustees (the “Board”) approved an interim investment advisory agreement for the portfolio, which took effect on the Closing Date when the prior investment advisory agreement was deemed to have terminated, so that CSAM could continue to manage the portfolio following the Closing Date. The interim investment advisory agreement terminated upon the shareholder approval of the corresponding new investment advisory agreement at a Joint Special Meeting of Shareholders held on August 24, 2023.

In addition, on June 7, 2023, the Securities and Exchange Commission (“SEC”) granted a temporary exemption from disqualification under Section 9(a) of the 1940 Act to CSAM, Credit Suisse Asset Management Limited (“CSAML”), CSSU and certain of their affiliates, as well as to UBS Group and its affiliates (collectively, “UBS”), from serving as investment adviser and principal underwriter, as applicable, to registered investment companies, including the portfolio, in connection with a consent order and final judgment (the “Consent Judgment’) entered against certain of CSAM’s affiliates, including CSSU, in New Jersey Superior Court on October 24, 2022. The Consent Judgment was entered against certain of CSAM’s affiliates, including CSSU, but did not involve the portfolio or the services that CSAM, CSSU and their affiliates provided to the portfolio. Section 9(a) of the 1940 Act prohibits an entity from serving as an investment adviser or principal underwriter for registered funds if the entity or one of its affiliates is “permanently or temporarily enjoined by order, judgment, or decree of any court of competent jurisdiction ... from engaging in or continuing any conduct or practice in connection with ... the purchase or sale of any security.” Following the entry of the Consent Judgment, CSAM, CSAML and CSSU notified the staff of the SEC and CSAM and CSSU continued to provide investment advisory and distribution services (the “Services”), as applicable, to the portfolio based on their position at the time that the Consent Judgment did not trigger the disqualification provisions of Section 9(a). CSAM, CSAML, CSSU and certain of their affiliates nevertheless applied for an exemption from the disqualification provisions of Section 9(a) of the 1940 Act due to its broad scope. On July 5, 2023, the SEC granted a permanent order, which provides: (i) a time-limited exemption from Section 9(a) to CSAM, CSAML, CSSU and certain of their affiliates, which enables CSAM and CSSU to provide the Services to the portfolio until June 12, 2024, and (ii) a permanent exemption from Section 9(a) to UBS.

On December 13, 2023, the SEC entered an administrative cease-and-desist order (the “Order”) against CSAM, CSAML and CSSU. CSAM, CSAML and CSSU consented to the Order without admitting or denying the findings therein. The SEC alleged in the Order that the Consent Judgment caused the CSAM, CSAML and CSSU to be deemed ineligible to provide the Services to registered investment companies, including the portfolio, under Section 9(a) of the 1940 Act and that, during the period from October 24, 2022 to June 7, 2023, CSAM acted as investment adviser and CSSU acted as principal underwriter to the portfolio in violation of Section 9(a) of the 1940 Act. Under the terms of the Order, CSAM, CSAML and CSSU were censured and agreed to cease and desist from committing or causing any violations and any future violations of Section 9(a) of the 1940 Act. CSAM, CSAML and CSSU agreed to pay disgorgement, prejudgment interest and civil penalties totaling $10,080,220.

On May 1, 2024, the Services provided to the portfolio were transitioned to UBS as follows: (i) CSAM merged into UBS AM (Americas) and UBS AM (Americas) became the investment adviser to the portfolio, and (ii) UBS AM (US) replaced CSSU as the portfolio’s distributor.

Appendix A to the SAI entitled “Proxy Voting Procedures” is deleted in its entirety, and the section of the SAI entitled “Proxy Voting Procedures” is deleted in its entirety and replaced with the following:

Proxy Voting Procedures

The Board believes that the voting of proxies on securities held by the Portfolio is an important element of the overall investment process. As such, the Board has delegated the responsibility to vote such proxies to UBS AM (Americas). Following is a summary of UBS AM (Americas)’s proxy voting policy.

You may obtain information about the Portfolio’s proxy voting decisions for the most recent 12-month period ended June 30th, without charge, by calling the Trust toll-free at 877-870-2874 or on the EDGAR database on the SEC’s Web Site (www.sec.gov).

The proxy voting policy of UBS AM (Americas) is based on its belief that voting rights have economic value and should be treated accordingly. Good corporate governance should in the long term, lead towards better corporate performance and improved shareholder value. Generally, UBS AM (Americas) expects the boards of directors of companies issuing securities held by its clients to act in the service of the shareholders, view themselves as stewards of the company, exercise good judgment and practice diligent oversight of the management of the company. A commitment to acting in as transparent a manner as possible is fundamental to good governance. While there is no absolute set of rules that determine appropriate corporate governance under all circumstances and no set of rules will guarantee ethical board behavior, there are certain principles, which provide evidence of good corporate governance. UBS AM (Americas) may delegate to an independent proxy voting and research service the authority to exercise the voting rights associated with certain client holdings. Any such delegation shall be made with the direction that the votes be exercised in accordance with UBS AM (Americas)’s proxy voting policy.

When UBS AM (Americas)’s view of a company’s management is favorable, UBS AM (Americas) generally supports current management initiatives. When UBS AM (Americas)’s view is that changes to the management structure would probably increase shareholder value, UBS AM (Americas) may not support existing management proposals. In general, UBS AM (Americas) generally exercises voting rights in accordance with the following principles: (1) with respect to board structure, (a) an effective chairman is key, (b) the roles of chairman and chief executive generally should be separated, (c) board members should have appropriate and diverse experience and be capable of providing good judgment and diligent oversight of management of the company, (d) the board should include executive and non-executive members, and (e) the non-executive members should provide a challenging, but generally supportive environment; and (2) with respect to board responsibilities, (a) the whole board should be fully involved in endorsing strategy and in all major strategic decisions, and (b) the board should ensure that at all times (i) appropriate management succession plans are in place; (ii) the interests of executives and shareholders are aligned; and financial audit is independent and accurate; (iii) the brand and reputation of the company is protected and enhanced; (iv) a constructive dialogue with shareholders is encouraged; and (v) it receives all the information necessary to hold management accountable. In addition, UBS AM (Americas) focuses on the following areas of concern when voting its clients’ securities: economic value resulting from acquisitions or disposals; operational performance; quality of management; independent non-executive board directors not holding executive management accountable; quality of internal controls; lack of transparency; inadequate succession planning; poor approach to corporate social responsibility; inefficient management structure; and corporate activity designed to frustrate the ability of shareholders to hold the board accountable or realize the maximum value of their investment. UBS AM (Americas) exercises its voting rights in accordance with overarching rationales outlined by its proxy voting policies and procedures that are based on the principles described above.

The proxy voting policy includes guidelines regarding environmental, social, and corporate governance (“ESG”) factors during the exercise of voting rights on behalf of UBS AM’s clients, such as the Portfolio. Underlying UBS AM’s voting and ESG guidelines are two fundamental objectives: (1) acting in the best financial interest of clients and enhancing the long-term value of their investments; and (2) promoting best practice in corporate governance and ensuring that portfolio companies are sustainable and successful.

UBS AM (Americas) has implemented procedures designed to address a conflict of interest in voting a particular proxy proposal, which may arise as a result of its or its affiliates’ client relationships, marketing efforts or banking, investment banking and broker-dealer activities. To address such conflicts, UBS AM (Americas) has imposed information barriers between it and its affiliates who conduct banking, investment banking and broker-dealer activities and has implemented procedures to prevent business, sales and marketing issues from influencing its proxy votes. Whenever UBS AM (Americas) becomes aware of a conflict with respect to a particular proxy, and under certain circumstances, the relevant internal UBS AM (Americas) committee may be notified and determine the manner in which such proxy is voted.

The Portfolio currently operates as a diversified fund under the Investment Company Act of 1940, as amended. Accordingly, effective immediately, the following changes are made to the Portfolio’s Summary Prospectus, Prospectus and SAI, as applicable:

The following sentence is deleted in its entirety in each place it appears in the Summary Prospectus and Prospectus: The portfolio is “non-diversified” meaning that a relatively high percentage of its assets may be invested in a limited number of issuers of securities.

The risk factor entitled “Non-Diversified Status” is deleted in its entirety in each place it appears in the Summary Prospectus and Prospectus.

The section of the SAI entitled “Investment Objectives and Policies—Investment Policies and Strategies—Non-Diversified Status” is deleted in its entirety.

The section of the SAI entitled “Investment Restrictions—Fundamental Investment Restrictions” is supplemented to include the following paragraph at the end of the section:

The Portfolio is currently classified as a diversified fund under the 1940 Act. This means that the Portfolio may not purchase securities of an issuer (other than (i) obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities and (ii) securities of other investment companies) if, with respect to 75% of its total assets, (a) more than 5% of the Portfolio’s total assets would be invested in securities of that issuer or (b) the Portfolio would hold more than 10% of the outstanding voting securities of that issuer. With respect to the remaining 25% of its total assets, the Portfolio can invest more than 5% of its assets in one issuer. Under the 1940 Act, a fund cannot change its classification from diversified to non-diversified without shareholder approval.

Shareholders should retain this supplement for future reference.

Dated: May 2, 2024	16-0524
for
TRCRS-PRO
TRCRS-SUMPRO
2024-003

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